Exhibit 24.1

POWER OF ATTORNEY

(Keith D. Jackson)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer (i.e., as principal executive officer) of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ KEITH D. JACKSON
Keith D. Jackson

POWER OF ATTORNEY

(Bernard Gutmann)

I hereby appoint George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as Chief Financial Officer (i.e., as principal financial officer) of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ BERNARD GUTMANN
Bernard Gutmann

POWER OF ATTORNEY

(J. Daniel McCranie)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ J. DANIEL MCCRANIE
J. Daniel McCranie

POWER OF ATTORNEY

(Atsushi Abe)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ ATSUSHI ABE
Atsushi Abe

POWER OF ATTORNEY

(Alan Campbell )

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ ALAN CAMPBELL
Alan Campbell

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Gilles Delfassy)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ GILLES DELFASSY
Gilles Delfassy

POWER OF ATTORNEY

(Emmanuel T. Hernandez)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY

(Paul Mascarenas)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ PAUL MASCARENAS
Paul Mascarenas

POWER OF ATTORNEY

(Daryl A. Ostrander)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ DARYL A. OSTRANDER
Daryl A. Ostrander

POWER OF ATTORNEY

(Teresa M. Ressel)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2016, and any amendments.

Dated: February 28, 2017

/s/ TERESA M. RESSEL
Teresa M. Ressel